SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 13, 2004

THE PROGRESSIVE CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	1-9518	34-0963169

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 Wilson Mills Road, Mayfield Village, Ohio	44143

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 440-461-5000

Not Applicable

(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure.

On May 13, 2004, The Progressive Corporation and Subsidiaries (the “Company”) issued a News Release containing financial results of the Company for the month and year-to-date period ended April 2004 (the “News Release”). A copy of the News Release is attached hereto as Exhibit 99.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 14, 2004
THE PROGRESSIVE CORPORATION
By: /s/ Jeffrey W. Basch
	Name: Title:	Jeffrey W. Basch Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.
Under Reg.	Form 8-K
S-K	Exhibit
Item 601	No.	Description
99	99	News Release dated May 13, 2004, containing financial results of The Progressive Corporation and Subsidiaries for the month and year-to-date period ended April 2004